UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 20, 2019

Seattle Genetics, Inc.

(Exact name of Registrant as specified in its charter)

Delaware	0-32405	91-1874389
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S Employer Identification No.)

21823 30th Drive SE

Bothell, Washington 98021

(Address of principal executive offices, including zip code)

(425) 527-4000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001	SGEN	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Compensatory Arrangement. On May 20, 2019 at the 2019 Annual Meeting of Stockholders (the “Annual Meeting”) of Seattle Genetics, Inc. (the “Company”), the Company’s stockholders approved the amendment and restatement of the Company’s Amended and Restated 2000 Employee Stock Purchase Plan (the “ESPP”) to increase the aggregate number of shares of common stock authorized for issuance thereunder by 1,000,000 shares and to allow for the participation in the ESPP by the Company’s non-U.S. based employees.

The amendment and restatement of the ESPP (as so amended and restated, the “Restated ESPP”), previously had been approved, subject to stockholder approval, by the Board of Directors of the Company. The Restated ESPP became effective immediately upon stockholder approval at the Annual Meeting.

A more detailed summary of the material features of the Restated ESPP is set forth in the Company’s definitive proxy statement for the Annual Meeting filed with the Securities and Exchange Commission on April 4, 2019 (the “Proxy Statement”). That summary and the foregoing description are qualified in their entirety by reference to the text of the Restated ESPP, which is attached as Appendix A to the Proxy Statement.

Item 5.07. Submission of Matters to a Vote of Security Holders.

At the Annual Meeting, the Company’s stockholders voted on the four proposals listed below. The final results of the votes regarding each proposal are set forth below. The proposals are described in the Proxy Statement.

1.	To elect the following three Class III directors to hold office until the Company’s 2022 Annual Meeting of Stockholders.

Name	Votes For	Votes Withheld	Broker Non-Votes
Srinivas Akkaraju, M.D., Ph.D.	120,021,320	26,333,048	9,005,137
Marc E. Lippman, M.D.	144,226,526	2,127,842	9,005,137
Daniel G. Welch	145,270,167	1,084,201	9,005,137

2.	To ratify the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2019.

Votes For	Votes Against	Abstentions	Broker Non-Votes
154,671,436	605,841	82,228	—

3.

To approve the amendment and restatement of the ESPP to increase the aggregate number of shares of common stock authorized for issuance thereunder by 1,000,000 shares and to allow for the participation in the Restated ESPP by our non-U.S. based employees.

Votes For	Votes Against	Abstentions	Broker Non-Votes
145,934,622	351,027	68,719	9,005,137

4.	To approve, on an advisory basis, the compensation of the Company’s named executive officers as disclosed in the Proxy Statement.

Votes For	Votes Against	Abstentions	Broker Non-Votes
106,830,456	39,391,697	132,215	9,005,137

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SEATTLE GENETICS, INC.

Date: May 23, 2019	By:	/s/ Clay B. Siegall
Clay B. Siegall
President and Chief Executive Officer